Exhibit 10.54

The CORPORATEplan for RetirementSM

EXECUTIVE PLAN

Adoption Agreement

IMPORTANT NOTE

This document has not been approved by the Department of Labor, the Internal Revenue Service or any other governmental entity.  An Adopting Employer must determine whether the plan is subject to the Federal securities laws and the securities laws of the various states.  An Adopting Employer may not rely on this document to ensure any particular tax consequences or to ensure that the Plan is “unfunded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees” under the Employee Retirement Income Security Act with respect to the Employer’s particular situation.  Fidelity Management Trust Company, its affiliates and employees cannot and do not provide legal or tax advice in connection with this document.  This document does not constitute legal or tax advice and is not intended or written to be used, and it cannot be used by any taxpayer, for the purposes of avoiding penalties that may be imposed on the taxpayer.  This document should be reviewed by the Employer’s attorney prior to adoption.

ADOPTION AGREEMENT
ARTICLE 1

1.01	PLAN INFORMATION

	(a)	Name of Plan:

This is the Amphenol Corporation Supplemental Defined Contribution Plan (the “Plan”).

	(b)	Name of Plan Administrator, if not the Employer:

Address:

Phone Number:

The Plan Administrator is the agent for service of legal process for the Plan.

	(c)	Plan Year End is December 31.

	(d)	Plan Status (check one):

		(1) ☒	Effective Date of new Plan: 6/1/2007

		(2) ☐	Amendment Effective Date:

The original effective date of the Plan:

1.02	EMPLOYER

	(a)	The Employer is:	Amphenol Corporation

		Address:	358 Hall Avenue
Wallingford, CT 06492
		Contact’s Name:	Ms. Lily Mao
		Telephone Number:	(203) 265-8764

		(1)	Employer’s Tax Identification Number: 22-2785165
		(2)	Business form of Employer (check one):

		(A) ☒	Corporation (Other than a Subchapter S corporation)
		(B) ☐	Other (e.g., Subchapter S corporation, partnership, sole proprietor)

		(3)	Employer’s fiscal year end: 12/31

	(b)	The term “Employer” includes the following Related Employer(s)
(as defined in Section 2.01(a)(24)):

Amphenol Interconnect Products Corporation
Times Fiber Communications, Inc.
Amphenol Cables on Demand Corp.

1.03	COVERAGE

	(a)	The following Employees are eligible to participate in the Plan:

		(1)	☐	Only those Employees listed in Attachment A will be eligible to participate in the Plan.
		(2)	☒	Only those Employees in the eligible class described below will be eligible to participate in the Plan:

An Employee who is (1) a member of a select group of management or highly compensated employees (2) not eligible to accrue a benefit under the Employer’s defined benefit pension plan after January 1, 2007 and (3) specifically designated in writing as eligible by Amphenol Corporation.

		(3)	☐	Only those Employees described in the Board of Directors Resolutions attached hereto and hereby made a part hereof will be eligible to participate in the Plan.

	(b)	The Entry Date(s) shall be (check one):
		(1)	☐	each January 1.

		(2)	☐	each January 1 and each July 1.

		(3)	☐	each January 1 and each April 1, July 1 and October 1.

		(4)	☒	the first day of each month.

		(5)	☐	immediate upon meeting the eligibility requirements specified in Subsection 1.03(a).

1.04	COMPENSATION

SEE AMENDMENT
For purposes of determining Contributions under the Plan, Compensation shall be as defined (check (a) or (b) below, as appropriate):
	(a) ☐		in Section 2.01(a)(8), (check (1) or (2) below, if and as appropriate)):
		(1)	☐ but excluding (check the appropriate box(es)):

			(A)	☐ Overtime Pay.
			(B)	☐ Bonuses.
			(C)	☐ Commissions.

		(D)	☐	The value of a qualified or a non-qualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee’s taxable income.
		(E)	☐	The following:

	(2)	☐	except as otherwise provided below:

	(b) ☐	in the Plan maintained by the Employer to the extent it is in excess of the limit imposed under Code Section 401(a)(17).

1.05	CONTRIBUTIONS

	(a)	Employee contributions (Complete all that apply) SEE AMENDMENT
(1)

☒           Deferral Contributions.  The Employer shall make a Deferral Contribution in accordance with, and subject to, Section 4.01 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the calendar year (or portion of the calendar year) in question, not to exceed           % of Compensation, exclusive of any Bonus.

(2)

☐            Bonus Contributions.  The Employer requires Participants to enter into a special salary reduction agreement to make Deferral Contributions of any percentage of Employer paid cash Bonuses, up to 100% of such Bonuses.  (The Compensation definition elected by the Employer in Section 1.04 must include Bonuses if Bonus contributions are permitted.)

	(b) ☐	Matching Contributions (Choose (1) or (2) below, and (3) below, as applicable.)

(1)

☐            The Employer shall make a Matching Contribution on behalf of each Participant in an amount equal to the following percentage of a Participant’s Deferral Contributions during the Plan Year (check one):

			(A)	☐ 50%
			(B)	☐ 100%
			(C)	☐ %
			(D)	☐ (Tiered Match) % of the first % of the Participant’s Compensation contributed to the Plan.
			(E)	☐ The percentage declared for the year, if any, by a Board of Directors’ resolution.
			(F)	☐ Other:

(2)

☐            Matching Contribution Offset.  For each Participant who has made 401(k) Deferrals at least equal to the maximum under Code Section 402(g) or, if less, the maximum permitted under the Qualified Plan, the Employer shall make a Matching Contribution for the calendar year equal to (A) minus (B) below:

(A)

The 401(m) Match that the Participant would have received under the Qualified Plan for such calendar year on the sum of the Participant’s Deferral Contributions and the Participant’s 401(k) Deferrals if no limits otherwise imposed by tax law applied to 401(m) Match and deeming the Participant’s Deferral Contributions to be 401(k) Deferrals.

(B) The 401(m) Match actually allocated to such Participant under the Qualified Plan for the calendar year.

For purposes of this Section 1.05(b): “Qualified Plan” means the  Plan; “401(k) Deferrals” means contributions under the Qualified Plan’s cash or deferred arrangement as defined in Code Section 401(k); and  “401(m) Match” means a matching contribution as defined in Code Section 401(m).

	(3)	☐	Matching Contribution Limits (check the appropriate box(es)):

		(A)	☐	Deferral Contributions in excess of % of the Participant’s Compensation for the period in question shall not be considered for Matching Contributions.

Note:

If the Employer elects a percentage limit in (A) above and requests the Trustee to account separately for matched and unmatched Deferral Contributions, the Matching Contributions allocated to each Participant must be computed, and the percentage limit applied, based upon each period.

		(B)	☐	Matching Contributions for each Participant for each Plan Year shall be limited to $ .

(4)

Eligibility Requirement(s) for Matching Contributions.  A Participant who makes Deferral Contributions during the Plan Year under Section 1.05(a) shall be entitled to Matching Contributions for that Plan Year if the Participant satisfies the following requirement(s) (Check the appropriate box(es).  Options (B) and (C) may not be elected together):

		(A)	☐	Is employed by the Employer on the last day of the Plan Year.

		(B)	☐	Earns at least 500 Hours of Service during the Plan Year.

		(C)	☐	Earns at least 1,000 Hours of Service during the Plan Year.

		(D)	☐	Other:

		(E)	☐	No requirements.

Note:      If option (A), (B) or (C) above is selected, then Matching Contributions can only be made by the Employer after the Plan Year ends.  Any Matching Contribution made before Plan Year end shall not be subject to the eligibility requirements of this Section 1.05(b)(3)).

(c)		Employer Contributions

		(1)	☒	Fixed Employer Contributions. The Employer shall make an Employer Contribution on behalf of each Participant in an amount determined as described below (check at least one):

			(A)	☐ In an amount equal to % of each Participant’s Compensation each Plan Year.

			(B)	☒ In an amount determined and allocated as described below:

5% of each Participant’s Compensation in excess of the Code Section 401(a)(17) limit but not in excess of the product of 6.66 and the Section 401(a)(17) limit which shall be deemed remitted as soon as administratively practicable following the end of each quarter.

			(C)	☐ In an amount equal to (check at least one):
(i.) ☐

Any profit sharing contribution that the Employer would have made on behalf of the Participant under the following qualified defined contribution plan but for the limitations imposed by Code Section 401(a)(17):

(ii.) ☐

Any contribution described in Code Section 401(m) that the Employer would have made on behalf of the Participant under the following qualified defined contribution plan but for the limitations imposed by Code Section 401(a)(17):

(2) ☒

Discretionary Employer Contributions. The Employer may make Employer Contributions to the accounts of Participants in any amount, as determined by the Employer in its sole discretion from time to time, which amount may be zero.

(3)

Eligibility Requirement(s) for Employer Contributions. A Participant shall only be entitled to Employer Contributions under Section 1.05(c)(1) for a Plan Year if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options (B) and (C) may not be elected together):

		(A)	☐	Is employed by the Employer on the last day of the Plan Year.
		(B)	☐	Earns at least 500 Hours of Service during the Plan Year.
		(C)	☐	Earns at least 1,000 Hours of Service during the Plan Year.
		(D)	☐	Other:
		(E)	☒	No requirements.

1.06	DISTRIBUTION DATES

Distribution from a Participant’s Account pursuant to Section 8.02 shall begin upon the following date(s) (check either (a) or (b); check (c), if desired):

	(a) ☐	Non-Class Year Accounting (complete (1) and (2)).

(1)

The earliest of termination of employment with the Employer (see Plan Section 7.03) and the following event(s) (check appropriate box(es); if none selected, all distributions will be upon termination of employment):

	(A)	☐	Attainment of Normal Retirement Age (as defined in Section 1.07(f)).

	(B)	☐	Attainment of Early Retirement Age (as defined in Section 1.07(g)).

	(C)	☐	The date on which the Participant becomes disabled (as defined in Section 1.07(h)).

	(2)	Timing of distribution (check either (A) or (B)).

	(A)	☐

The distribution of the Participant’s Account will be begin in the month following the event described in (a)(1) above, however, if the event is termination of employment, then such distribution will begin as soon as practicable on or after the 1st day of the seventh calendar month following such separation if the Participant was a Key Employee.

	(B)	☐

The distribution of the Participant’s Account will begin as soon as administratively feasible in the calendar year following distribution event described in (a)(1) above, provided however, that if the event is termination of employment, in no event will such distribution begin earlier than the 1st day of the seventh calendar month following such separation if the Participant was a Key Employee.

(b) ☒	Class Year Accounting (complete (1) and (2)).

(1) Upon (check at least one; (A) must be selected if plan has contributions pursuant to section 1.05(b) or (c)):
SEE AMENDMENT
	(A)	☒

Termination of employment with the Employer (see Plan Section 7.03); provided however, that if the event is termination of employment, in no event will such distribution begin earlier than the 1st day of the seventh calendar month following such separation if the Participant was a Key Employee.

	(B)	☒

The date elected by the Participant, pursuant to Plan Section 8.02, and subject to the restrictions imposed in Plan Section 8.02 with respect to future Deferral Contributions, in which event such date of distribution must be at least one year after the date such Deferral Contribution would have been paid to the Participant in cash in the absence of the election to make the Deferral Contribution.

(2) Timing of distribution subject to Subsection (b)(1)(A) above (check either (A) or (B)).

SEE AMENDMENT

	(A)	☒	The Distribution of the Participant’s Account will begin (specify month and day) following the event described in (b)(1) above.

	(B)	☐	The Distribution of the Participant’s Account will begin (specify month and day) of the calendar year following the event described in (b)(1) above.

(c) ☐	Upon a Change of Control in accordance with Plan Section 7.08.

Note: Internal Revenue Code Section 280G could impose certain, adverse tax consequences on both Participants and the Employer as a result of the application of this Section 1.06(c). The Employer should consult with its attorney prior to electing to apply Section 1. 06(c).

1.07	VESTING SCHEDULE

(a)	The Participant’s vested percentage in Matching Contributions elected in Section 1.05(b) shall be based upon the schedule(s) selected below.
	(1)	☒	N/A - No Matching Contributions
	(2)	☐	100% Vesting immediately
	(3)	☐	3 year cliff (see C below)
	(4)	☐	5 year cliff (see D below)
	(5)	☐	6 year graduated (see E below)
	(6)	☐	7 year graduated (see F below)
	(7)	☐	G below
	(8)	☐	Other (Attachment “B”)

Years of			Vesting Schedule
Service for
Vesting	C	D	E	F	G

0	0%	0%	0%	0%
1	0%	0%	0%	0%
2	0%	0%	20%	0%
3	100%	0%	40%	20%
4	100%	0%	60%	40%
5	100%	100%	80%	60%
6	100%	100%	100%	80%
7	100%	100%	100%	100%	100%

(b)	The Participant’s vested percentage in Employer Contributions elected in Section 1.05(c) shall be based upon the schedule(s) selected below.

(1)          ☐  N/A — No Employer Contributions

(2)          ☐  100% Vesting immediately

(3)          ☐  3 year cliff (see C below)

(4)          ☑  5 year cliff (see D below)

(5)          ☐  6 year graduated (see E below)

(6)          ☐  7 year graduated (see F below)

(7)          ☐  G below

(8)          ☐  Other (Attachment “B”)

Years of	Vesting Schedule
Service for
Vesting	C	D	E	F	G

0	0%	0%	0%	0%
1	0%	0%	0%	0%
2	0%	0%	20%	0%
3	100%	0%	40%	20%
4	100%	0%	60%	40%
5	100%	100%	80%	60%
6	100%	100%	100%	80%
7	100%	100%	100%	100%	100%

(c)	☐ Years of Service for Vesting shall exclude (check one):

	(1) ☐	for new plans, service prior to the Effective Date as defined in Section 1.01(d)(1).

	(2) ☐	for existing plans converting from another plan document, service prior to the original Effective Date as defined in Section 1.01(d)(2).

(d)	☑	A Participant will forfeit his Matching Contributions and Employer Contributions upon the occurrence of the following event (s):

(1) The Participant engages in activities deemed competitive and materially detrimental to the Employer or (2) The Participant performs acts of willful malfeasance or gross negligence in a matter of material importance to the Employer.  Amphenol Corporation shall have the sole discretion with respect to the application of this provision and its decision shall be conclusive and binding on all persons.

(e)

A Participant will be 100% vested in his Matching Contributions and Employer Contributions upon (check the appropriate box(es), if any; if 1.06(c) is selected, Participants will automatically vest upon Change of Control as defined in Section 1.12):

(1) ☑ Normal Retirement Age (as defined in Section 1.07(f)).

(2) ☐ Early Retirement Age (as defined in Section 1.07(g)).

(3) ☑ Death.

(4) ☑ The date on which the Participant becomes disabled, as determined under Section 1.07(h) of the Plan.

(f)		Normal Retirement Age under the Plan is (check one):

(1) ☑ age 65.

(2) ☐ age (specify from 55 through 64).

(3) ☐ the later of age (cannot exceed 65) or the fifth anniversary of the Participant’s Commencement Date.

If no box is checked in this Section 1.07(f), then Normal Retirement Age is 65.

(g)	☐	Early Retirement Age is the first day of the month after the Participant attains age (specify 55 or greater) and completes Years of Service for Vesting.

(h)	☑	A Participant is considered disabled when that Participant (check one):
SEE AMENDMENT

(1) ☐

is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

(2) ☑

is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Employer.

1.08	PREDECESSOR EMPLOYER SERVICE

☐ Service for purposes of vesting in Section 1.07(a) and (b) shall include service with the following employer(s):

1.09	UNFORESEEABLE EMERGENCY WITHDRAWALS

Participant withdrawals for unforeseeable emergency prior to termination of employment (check one):

(a)	☑	will be allowed in accordance with Section 7.07, subject to a $ 1,000 minimum amount. (Must be at least $1,000)

(b)	☐	will not be allowed.

1.10	DISTRIBUTIONS

Subject to Articles 7 and 8 distributions under the Plan are always available as a lump sum. Check below to allow distributions in installment payments:

☐	under a systematic withdrawal plan (installments) not to exceed 10 years which (check one if box for this Section is selected):

(a)	☐	will not be accelerated, regardless of the Participant’s Account balance.

(b)	☐	will be accelerated to a lump sum distribution in accordance with Section 8.03.

1.11	INVESTMENT DECISIONS

(a)	Investment Directions
Investments in which the Accounts of Participants shall be treated as invested and reinvested shall be directed (check one):

	(1) ☐	by the Employer among the options listed in (b) below.

	(2) ☑	by each Participant among the options listed in (b) below.

(3) ☐

in accordance with investment directions provided  by each Participant for all contribution sources in a Participant’s Account except the following sources shall be invested as directed by the Employer (check (A) and/or (B)):

(A) ☐ Nonelective Employer Contributions

(B) ☐ Matching Employer Contributions

The Employer must direct the applicable sources among the same investment options made available for Participant directed sources listed in the Service Agreement.

(b)	Plan Investment Options
Participant Accounts will be treated as invested among the Investment Funds listed in the Service Agreement from time to time pursuant to Participant and/or Employer directions, as applicable.

Note:      The method and frequency for change of investments will be determined under the rules applicable to the selected funds.  Information will be provided regarding expenses, if any, for changes in investment options.

1.12	RELIANCE ON PLAN

An adopting Employer may not rely solely on this Plan to ensure that the Plan is “unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees” with respect to the Employer’s particular situation.  This Agreement must be reviewed by the  Employer’s attorney before it is executed. This Adoption Agreement may be used only in conjunction with the CORPORATEplan for Retirement Executive Plan Basic Plan Document.

EXECUTION PAGE

(Fidelity’s Copy)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this                day of                                       , 20                  .

Employer

By

Title

Employer

By

Title

EXECUTION PAGE

(Employer’s Copy)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this                day of                                       , 20                     .

Employer

By

Title

Employer

By

Title

Attachment A

Pursuant to Section 1.03(a), the following are the Employees who are eligible to participate in the Plan:

Employer

By

Title

Date

Note:	The Employer must revise Attachment A to add Employees as they become eligible or delete Employees who are no longer eligible. Attachment A should be signed and dated every time a change is made.

Attachment B

(a)	☐ The Participant’s vested percentage in Matching Contributions elected in Section 1.05(b) shall be based upon the following schedule:

(b)	☐ The Participant’s vested percentage in Employer Contributions elected in Section 1.05(c) shall be based upon the following schedule: